November 15, 2021 | Roseland, New Jersey

Copyright © 2021 ADP, Inc. 22 Our Agenda US Eastern Time 9:00 am Welcome Danyal Hussain, VP Investor Relations Vision and Journey Carlos Rodriguez, President and CEO Product Don Weinstein, Corp. VP Global Product and Technology Go-To-Market Maria Black, President Worldwide Sales and Marketing Break 10:10 am Business by Business Panel John Ayala, President ES North America Laura Brown, President Major Account Services Joe DeSilva, President Small Business Solutions Debbie Dyson, President National Account Services Hosted by Chris D’Ambrosio, Chief Strategy Officer Virginia Magliulo, President ES International Brian Michaud, President Smart Compliance Alex Quevedo, President PEO & HRO Financial Outlook Don McGuire, CFO Break 11:10 am Q&A Led by Carlos Rodriguez and Don McGuire 12:00 pm Program Concludes

Copyright © 2021 ADP, Inc. 33 Forward Looking Statements This presentation and other written or oral statements made from time to time by ADP may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could” “is designed to” and other words of similar meaning, are forward-looking statements. These statements are based on management’s expectations and assumptions and depend upon or refer to future events or conditions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements or that could contribute to such difference include: ADP's success in obtaining and retaining clients, and selling additional services to clients; the pricing of products and services; the success of our new solutions; compliance with existing or new legislation or regulations; changes in, or interpretations of, existing legislation or regulations; overall market, political and economic conditions, including interest rate and foreign currency trends and inflation; competitive conditions; our ability to maintain our current credit ratings and the impact on our funding costs and profitability; security or cyber breaches, fraudulent acts, and system interruptions and failures; employment and wage levels; changes in technology; availability of skilled technical associates; the impact of new acquisitions and divestitures; the adequacy, effectiveness and success of our business transformation initiatives; and the impact of any uncertainties related to major natural disasters or catastrophic events, including the coronavirus (“COVID-19”) pandemic. ADP disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These risks and uncertainties, along with the risk factors discussed under “Item 1A. Risk Factors” of our most recent Annual Report on Form 10-K and in other written or oral statements made from time to time by ADP, should be considered in evaluating any forward-looking statements contained herein. Note Regarding the Use of Non-GAAP Financial Metrics This presentation contains non-GAAP financial metrics. Please refer to the accompanying financial tables in the Appendix for a discussion and reconciliation of non-GAAP financial metrics to their closest comparable GAAP financial metrics. Adjusted EBIT margin, organic constant currency, and adjusted diluted earnings per share are non-GAAP financial measures. We have not provided a reconciliation of our adjusted EBIT margin outlook, organic constant currency outlook or adjusted EPS outlook to their most comparable GAAP measures for such years because it would be potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items that are included in the GAAP metrics, including gains/losses on sales of businesses and assets and certain income tax adjustments. The accompanying reconciliation for the historical period presented is indicative of the reconciliation that will be prepared upon completion of the periods covered by the non-GAAP outlook.

Copyright © 2021 ADP, Inc. Vision and Journey Carlos Rodriguez President and CEO

Copyright © 2021 ADP, Inc. 55 ADP’s mission is to deliver insightful technology and solutions that meet the changing needs of our clients and their workers.

Employers have to navigate through a lot


Equal Pay Reporting Rules
Decreto n.127/2021
Kurzarbeit
Illinois Pay Data Reporting
CARES Act
American Rescue Plan Act
Complex
IR 35
FFCRA
Fair Chance Laws
and
NJ Equal Pay Act
Paid Sick Leave
Vaccination Executive Order
Canada Covid-19 Emergency Response Act
PPP Loans
Changing
California Pay Data Reporting
Paid Family Leave
Ban the Box
Ley 10/2021
Employee Scheduling Laws
Beschaeftigungssicherungsgesetz
ERTE
UK Coronavirus Job Retention Scheme
Contractor v. W-2

Copyright © 2021 ADP, Inc.
6

Copyright © 2021 ADP, Inc. 77 The entire HCM industry continues to change Work Global | Distributed | Dynamic | Legal Pay Flexible | Early Wage Access | Card HR Employee-centric | AI/ML Tech Platform + App | Public Cloud | Consumer Grade PRODUCT Pricing Transparent | Consumer-like Decision Making More Research | Consultative Sales Purchase Process Live | Digital | Omni PURCHASE Self-Service Guided | Intuitive | AI-assisted Channels Text | Chat | Email | App Expertise Business Outcomes | “Be-the-Expert” SERVICE

Copyright © 2021 ADP, Inc. 88 Change is good. (For ADP)

Copyright © 2021 ADP, Inc. 99 A refreshed look at our market reaffirms it’s attractive Our Market is Big Our Market is Growing 5-6% Expected market growth in FY22 and beyond $150B Total addressable market Total addressable market data as of FY2021. Source: Census, D&B, IHS, Nelson Hall, Cerulli Associates, Internal Financial Reporting Payroll | Workforce Management | HR | Benefits Talent | HR Outsourcing | Analytics | Payments

Copyright © 2021 ADP, Inc. 10 ADP occupies an enviable position in the market $15B ADP Revenue in FY21 $150B Addressable Market We have been gaining share (and plan to continue doing so) We are the biggest, yet still have significant runway 1. Organic Constant Currency is a non-GAAP metric. Refer to Appendix for a reconciliation to its closest comparable GAAP metric Sources: Census, D&B, IHS, Nelson Hall, Cerulli Associates, Internal Financial Reporting 0% 1% 2% 3% 4% 5% 6% 7% Pre-Pandemic (FY18-19) During Pandemic (FY20-21) Market Growth ADP Growth (Organic Constant Currency1) Market Market ADP ADP i rr c 1

Copyright © 2021 ADP, Inc. 11 We’ve been on a journey to further strengthen our position • Fewer platforms and products • Cleaner client and associate experience • Elimination of manual effort • Build-out of Innovation Labs • Investment in talent and innovation-oriented R&D • Organic investments using modern architecture • Greater emphasis on client base growth • Focus on driving client satisfaction • Modern brand and marketing approach Simplify Innovate Grow

Copyright © 2021 ADP, Inc. 12 And we’ve modernized end-to-end More modern sales and marketing approach Bigger and more innovation-oriented R&D organization Digitally-enabled service and implementation 7 Global Innovation Labs 70% Gross R&D spend on Innovation 7,500 Global sellers, all virtually enabled 70+ Subscale service locations shut down $100M Current run rate savings from to-date digital transformation

Copyright © 2021 ADP, Inc. 13 Client satisfaction across ADP has soared h37 International h19 National Accounts h44 Major Accounts h23 HRO / PEO h11 Small Business h9 Complementary Solutions h30 Improvement in ADP Weighted Average NPS over the past 5 years

Copyright © 2021 ADP, Inc. 14 We’ve strengthened our foundation in the past five years 25%+ 20%+ 40%+ Increase in revenue per FTE Decrease in contacts per client Increase in total client count 7 Years h40 pt 92.2% of consecutive Top HR Product Awards at HR Tech Average implementation NPS Record level retention in ES Segment in FY21 50 bps Average annual ES margin expansion, overcoming pressure related to Covid-19 and lower client funds interest

Copyright © 2021 ADP, Inc. 15 We’ve also continued to lead as a corporate citizen • Commitment to Net-Zero GHG Emissions by 2050 • Executive compensation linked to environmental objectives • Commitment to and recognition for driving diversity and equality efforts • Key HCM solutions support DEI and financial wellness Environment Social Governance • Refreshed board with diversity in experience and background • Strong scores across ESG rating agencies

Copyright © 2021 ADP, Inc. 16 Our portfolio is strong and we are excited about all of it Small Business 16% Major Accounts 16% National Accounts 7%International 15% ES HRO 7% Complementary Solutions 7% PEO 32%Our $15B FY21 Revenue Portfolio: $2.5B Small Business $2.4B Major Accounts $1.1B National Accounts $2.2B International $1.0B ES HRO $1.1B Complementary Solutions $4.8B PEO See Appendix for a brief overview of these different businesses

Copyright © 2021 ADP, Inc. 17 What you’ll hear today We’ve become more agile than ever, and it shows with our continued innovation throughout our market-leading solutions We’re investing in our sales and marketing organization to sustain robust bookings growth for years to come Every one of our businesses has a clear strategy to maintain or accelerate profitable growth We remain on a clear path to deliver consistent and attractive revenue growth, compounded earnings and shareholder returns Product Go-to-Market Business Panel Financial

Copyright © 2021 ADP, Inc. Product Don Weinstein CVP Global Product and Technology

We are innovating across ADP's portfolio

New User Experience

HCM Platforms

Small Business

roll by ADP



Run



Midmarket / Upmarket

Workforce Now



Upmarket / International

Next Gen HCM



International

iHCM



Global Payroll



ADP Ecosystem

DataCloud



wisely



Next Gen Payroll



Workforce Manager



Next Gen Tax



Marketplace



Digital Service and Implementation

Copyright © 2021 ADP, Inc.

19

Small Business

~1-49 employees

Easy to use solutions powering small businesses across the US

750K+ Run clients

~40K Channel partners

	IN MARKET NOW	COMING NEXT
Run 	• Modern look and feel • Personalized, powerful search • Intuitive workflows, more self-service	• All new HR experience • Compensation benchmarks
Roll 	• Unique conversational UI • Mobile first • End-to-end digital purchase • Self-implementation / no training	• Time & Attendance • GL integration • Multilingual support

Copyright © 2021 ADP, Inc.

20

Copyright © 2021 ADP, Inc. 21 Midmarket ~50-999 employees • Next Gen public cloud tech stack including Next Gen Payroll • New features to enhance the experience and drive efficiency – Pay Insights, Pay Anytime and continuous calculation • Adoption of ADP’s new UX design • Redesigned, intuitive workflows across Payroll, HR, Benefits and other HCM modules Workforce Now, the market- leading full-suite, single database HCM platform 75K+ Workforce Now (“WFN”) clients 1K+ Clients sold on WFN Next Gen IN MARKET NOW COMING NEXT

Copyright © 2021 ADP, Inc. 22 Upmarket ~1,000+ employees Workforce Now Next Gen HCM • Gaining momentum in 1-3K employee clients • Majority of new upmarket sales on WFN • Next Gen Payroll experience for WFN upmarket clients • Award-winning HCM built on a market-leading low- code platform • Live clients in 6 countries • Average new client size: 7K employees • Continue scaling to larger and more complex clients • Expanding to additional countries IN MARKET NOW COMING NEXT Deep functionality and platform flexibility meeting broad client needs 2.5K+ Upmarket HCM & HRO clients 75% of Fortune 500 are ADP clients

Global

Unparalleled global reach and compliance capabilities

60K+ International clients

3K+ iHCM clients

2K+ GlobalView / Celergo clients

140 Countries served

Everest Group PEAK MATRIX LEADER 2019 MULTI-COUNTRY PAYROLL PLATFORM

Everest Group PEAK MATRIX LEADER 2020 MULTI-COUNTRY PAYROLL SOLUTIONS

Everest Group PEAK MATRIX LEADER 2019 MULTI-COUNTRY PAYROLL SOLUTIONS

Everest Group PEAK MATRIX LEADER 2021 MULTI-PROCESS HUMAN RESOURCES OUTSOURCING

	IN MARKET NOW	COMING NEXT
iHCM 	• Multi-country HCM solution • 1,500+ clients migrated from legacy • Marketplace integration	• Adoption of ADP's new UX design • Continued client migrations and legacy platform shutdowns
Global Payroll GlobalView | Celergo 	• Global myView – a unified payroll experience across countries and solutions • WFN-Celergo integration (100+ new deals)	• Next Gen HCM integration • Global Insights Dashboard with DataCloud

Copyright © 2021 ADP, Inc.

23

DataCloud

Data-driven insights in the flow of work

920K+ **Companies included in database**

90M+ **Unique employees paid last 10 years**

140K+ **Active monthly users of mobile insights**

IN MARKET NOW

DEI Dashboard & Benchmarks


Diversity, Equity & Inclusion: Know where you stand

~55%

Active DEI client users have seen improvements in DEI measures

COMING NEXT

Talent Market Insights


Talent Finder

30M+

Active US employee profiles powering insights on availability of talent by job, geography and industry

Copyright © 2021 ADP, Inc.

24

Wisely

A personalized pay and financial wellness experience for workers

20+ **Monthly transactions per cardholder**

4.8 **Stars on Apple App Store**

IN MARKET NOW

Savings and Rewards



$ 319.66
$ 275.00

- Savings envelopes with customized goals and automatic fund allocation
- Cashback Rewards

COMING NEXT

Leading Financial Wellness Tools



wisely
$725.25
Bill Pay
Pay Your Bills in One Place

- Seamless Earned Wage Access
- "Cardless" Digital Wallet
- Free, fully mobile Bill Pay

Copyright © 2021 ADP, Inc.
25

Copyright © 2021 ADP, Inc. 26 Digital Service and Implementation A modern client and associate experience for satisfaction, speed and efficiency Intuitive client self-service Empowering clients to view data and complete tasks easily in-product Reduction in service contacts per client 20%+ Early results Digital support Automated or interactive, real-time digital support for faster resolution Service requests supported digitally with ~20% fully contained 34%+ Early results Efficient onboarding Digital tools that automate implementation processes 36%+ Run clients self-onboarding Early results

Copyright © 2021 ADP, Inc. 27 Focus Areas in Product and Technology Innovating on all strategic HCM platforms • New, intuitive and universal UX • Public cloud re-architecture • Digital transformation of implementation and service Enhancing our ecosystem Delivering on Next Gen HCM and Next Gen Payroll • Proactive Talent Insights in the flow of work • Expanded Wisely product functionality • Continued expansion of Next Gen in the US and internationally • Branding of Next Gen HCM by end of CY22 • Majority of Workforce Now unit sales on Next Gen Payroll by end of CY22

Copyright © 2021 ADP, Inc. 28 Client Perspective: Amazon “Amazon is excited about ADP’s Next Gen platform, and its continuous calculation payroll approach that we expect will enable us to complete payroll processing in near-real time, providing faster visibility to pay and pay delivery for our employees.” - Greg Harmer, Director, Global Payroll

Copyright © 2021 ADP, Inc. Go-To-Market Maria Black President Worldwide Sales & Marketing

Copyright © 2021 ADP, Inc. 30 Our go-to-market scale and reach is unparalleled $1.8B+ in worldwide new business bookings 50%+ of new logos sold through partnership 170K+ new logos sold annually 140 countries with sales coverage All metrics fiscal 2021 7.5K+ sellers, all virtually enabled

Copyright © 2021 ADP, Inc. 31 We drive bookings growth through five levers Products Access new markets, increase share of wallet and improve win rates HeadcountChannelsMarketingProductivity Meet buyers where they want and enhance seller effectiveness with best-in-class tools Drive market share through our industry-leading partner ecosystem Amplify marketing through simplified, personalized and assertive messaging Invest strategically where the opportunity is greatest

Copyright © 2021 ADP, Inc. 32 Next Gen Roll by ADP New HCM modules Data Solutions Products: We’re continuously adding to our portfolio

Copyright © 2021 ADP, Inc. 33 Products: Improved products for even greater resonance Greater innovation R&D spend Focused on a simpler portfolio Yielding better products Win more clients

Copyright © 2021 ADP, Inc. 34 Products: Leveraging ADP Marketplace for differentiation • 800+ ADP and third-party apps across all segments and internationally • Simplified experience with pre-built integrations • Differentiated offering with vertical-specific partners

Copyright © 2021 ADP, Inc. 35 Increased Self-Discovery Enhanced Storefront End-to-End Digital Virtual Selling .com ▪ New buyer-centric digital storefront ▪ Self-discoverable content ▪ Omni-channel approach ▪ Digital purchase and implementation Productivity: Meeting buyers where they want to be met

Copyright © 2021 ADP, Inc. 36 We are adopting tools to reimagine our sellers’ day-to-day 6:00 pm 2:00 pm 10:00 am 8:00 am 12:00 pm 4:00 pm Buyer-relevant Content Cadence Tool Coaching Platform 360 Client / Prospect View Arsenal of Advocates Calendar Tool Productivity: Sales tools and technology

Copyright © 2021 ADP, Inc. 37 Marketing: Simplified brand architecture and experience Clear framework to explain what we offer Clear Personalized Assertive

Copyright © 2021 ADP, Inc. 38 Marketing: Data-driven engagement with prospects Personalization driven by persona, industry and experiences Clear Personalized Assertive

Copyright © 2021 ADP, Inc. 39 Marketing: More assertive marketing More Comparative | More Direct Clear Personalized Assertive

Copyright © 2021 ADP, Inc. 40 Channels: Bookings influenced by Partners Our sellers go to market with our unmatched scale of partners across all segments Accountants Banks Financial Advisors Franchises Benefits brokers Private Equity & Consultants ERP/Product & Technology partners Partner leverage Small business units sold with influence from a partner Midmarket bookings influenced by a partner 25%75% Upmarket bookings influenced by a partner 50% MidmarketSmall Business Upmarket

Copyright © 2021 ADP, Inc. 41 FY10 FY16 FY22 1K Sellers Seller Headcount▪ Continued opportunity to add headcount by segment, product and geography ▪ Significant addressable opportunity in International ▪ Headcount growth to cover new partnerships ▪ New products and adjacencies will further expand headcount demands Headcount: Almost doubled since FY10 with more runway 100% virtually enabled

Copyright © 2021 ADP, Inc. 42 Targeting 7-8% growth medium term 0.0B 0.5B 1.0B 1.5B 2.0B 2.5B Th ou sa nd s FY16FY14 FY17 FY19 FY20 FY21 FY22eFY18FY10 FY15FY11 FY12 FY13 Medium Term The ACA Years Post Great Recession The Covid-19 Swoosh Post Pandemic Employer Services New Business Bookings ($B) 1. FY22e bar based on midpoint of guidance issued during Q1 earnings report on October 27, 2021. This is not intended to be an update or reaffirmation of such guidance. 7-8% Growth 6% CAGR Targeting

Copyright © 2021 ADP, Inc. 43 Business-by-Business Panel Hosted by Chris D’Ambrosio Chief Strategy Officer Joe DeSilva Small Business Solutions Alex Quevedo PEO & HRO John Ayala ES North America Laura Brown Major Account Services Debbie Dyson National Account Services Virginia Magliulo ES International Brian Michaud Smart Compliance

Copyright © 2021 ADP, Inc. Financial Outlook Don McGuire Chief Financial Officer

Copyright © 2021 ADP, Inc. 45 We have an attractive business model and a shareholder-friendly financial strategy.

Copyright © 2021 ADP, Inc. 46 Why own ADP Consistent and Growing Revenue and Earnings Robust Cash Flow Strong Balance Sheet ✓ Leader in industry with secular tailwinds and significant runway for growth ✓ 90%+ recurring revenue with 90%+ gross revenue retention key to predictable and strong earnings growth ✓ Sustainable margin improvement opportunity ✓ Low capital requirements ✓ Efficient model allows ample reinvestment for organic growth ✓ Disciplined approach to acquisitions ✓ Longstanding commitment to shareholder friendly actions ✓ Highest credit rating in HCM ✓ Strong investment grade credit rating supports $2.3 trillion in client money movement and high-margin client funds strategy ✓ Thoughtful approach to leverage ✓ Significant intangible equity established through decades of earning client trust

Copyright © 2021 ADP, Inc. 47 Our cash flow priorities remain consistent 1 2 3 Organic reinvestment to drive both revenue and margins M&A that meet our strategic goals Return cash to shareholders with a balance of dividends and share repurchases

Copyright © 2021 ADP, Inc. 48 We have high-return options for our organic investment Innovative R&D • 10% CAGR in Innovation R&D and product spend FY18-FY21 • Continuous improvement of all key platforms and features Platform Migrations • Consolidation of client footprint onto scaled platforms increases ADP agility Grow our Sales Force • Expand beyond 7,500 sellers • Focus headcount growth where ROI is highest Marketing • Build on our brand and targeted marketing to drive inbound Channels & Productivity Product Go-To-Market Service Digital Transformation • Invest to further improve client experience and enhance operating efficiencies Scale service and implementation • Balance efficiency gains with further improvement in client satisfaction from record levels

Copyright © 2021 ADP, Inc. 49 For M&A, we will remain thoughtful but disciplined Global deal pipeline remains active, and we look for assets that can enhance our product or footprint At the same time, we remain disciplined on: • Desire for continued simplification of product suite • Valuation and risk profile of target companies

Copyright © 2021 ADP, Inc. 50 We remain committed to returning shareholder capital 0.7 0.7 0.7 0.8 0.9 0.9 0.9 1.0 1.1 1.3 1.5 1.60.8 0.7 0.7 0.6 0.7 1.6 1.2 1.3 1.0 0.9 1.0 1.4 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 Dividends 55-60% target payout ratio Share Repurchases ~1% annual net share count reduction historically $ Billions 1.4 1.4 1.5 1.5 1.6 2.5 2.1 2.3 2.1 2.2 2.5 3.0 $24B Total cash returned since FY10 Years of consecutive dividend increases Supported by spin-off of Dealer Services and issuance of $2B in debt 47

Copyright © 2021 ADP, Inc. 51 Our capital structure approach is balanced Commitment to Strong Investment Grade Rating • Currently $3 billion in gross debt • Prudent use of debt within AA ratings category • Ongoing enhancement reflecting growth in debt capacity Key ADP considerations for credit rating: • Access to the A1/P1/F1 commercial paper market to implement the extended investment strategy • Extended strategy has generated $2.5+ billion in incremental interest income from FY01 through FY21 • Client extended portfolio requires overnight borrowing 200+ days per year to avoid selling fixed income securities and generating realized gains or losses; $9.7 billion commercial paper program is primary mechanism

Copyright © 2021 ADP, Inc. 52 Interest income has become a smaller part of our story Client Funds Interest Net Impact as a % of Pretax Income1 38% 13% FY08 FY21 1. Earnings from continuing operations before income taxes

Copyright © 2021 ADP, Inc. 53 Our investment of client funds will remain prudent • Prudent Investment Guidelines reviewed by ADP’s Board • Strict credit quality, maturity, and exposure limits • Strict credit guidelines by asset class • All securities are investment grade • Portfolio includes $5 billion of highly liquid U.S. Government Agency and Treasury securities Liquidity • Exposure limits by rating category and individual issuer Diversification ✓ Maximize book yield ✓ Minimize interest income volatility by averaging through interest rate cycles Secondary Objectives Safety of Principal Primary Objectives

Copyright © 2021 ADP, Inc. 54 Our financial look ahead.

Copyright © 2021 ADP, Inc. 55 Our medium term objective for ES Bookings 0.9 0.9 1.1 1.2 1.2 1.4 1.5 1.3 1.5 1.6 1.2 1.5 12–16% Guide1 0.0 0.5 1.0 1.5 2.0 2.5 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22e ES New Business Bookings ($B) Our objective is to drive 7-8% ES bookings growth annually over the medium term. Medium Term 7-8% Growth 6% CAGR 1. Guidance as of Q1 earnings report on October 27, 2021. This is not intended to be an update or reaffirmation of such guidance Sales Headcount Products Marketing Channels Productivity

Copyright © 2021 ADP, Inc. 56 Our medium term objective for ES Retention 90.0% 91.2% 91.0% 91.3% 91.4% 91.4% 90.4% 90.0% 90.4% 90.8% 90.5% 92.2% 91.7% Guide1 80% 85% 90% 95% FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22e ES Retention Rate Our objective is to achieve stable retention in the 91 - 92% range as better product and higher NPS offset mix headwinds. Stable ES Retention Medium Term Improving Products Increasing Satisfaction Slight Mix Pressure (SMBs) 1. Guidance as of Q1 earnings report on October 27, 2021. This is not intended to be an update or reaffirmation of such guidance

Copyright © 2021 ADP, Inc. 57 Our medium term objective for PEO Average WSEs 203 227 255 277 319 364 412 462 504 547 571 582 11-13% Guide1 0 200 400 600 800 1,000 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22e PEO Average WSEs (000) High Single Digit Growth Our objective is to drive high-single digit WSE growth, capitalizing on industry tailwinds and our continued investment in sales. 10% CAGR Medium Term 1. Guidance as of Q1 earnings report on October 27, 2021. This is not intended to be an update or reaffirmation of such guidance Secular Tailwinds Investments in Go-To-Market Workforce Now Innovation

Copyright © 2021 ADP, Inc. 58 Our medium term objective for Client Funds Interest 543 540 493 421 374 378 377 397 467 562 545 422 420 – 4301 3.6% 3.2% 2.8% 2.2% 1.8% 1.7% 1.7% 1.7% 1.9% 2.2% 2.1% 1.5% 1.4%1 0 100 200 300 400 500 600 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 Client Funds Interest Revenue Average Yield CFI Revenue ($M) Our current expectation is for CFI Revenue growth to reaccelerate to high single-digits driven initially by balance growth but eventually supported by improving average yield beginning FY24. High Single Digit Growth Medium Term 1. Guidance as of Q1 earnings report on October 27, 2021. This is not intended to be an update or reaffirmation of such guidance Client Growth Pays Per Control Gradually Improving YieldsWage Growth

Copyright © 2021 ADP, Inc. 59 Our medium term Revenue objectives Employer Services 7-8% growth in ES bookings Stable ES retention 50bps contribution from price 50bps contribution from 2% PPC Modest contribution from CFI High single digit growth in average WSEs Low single digit lift from zero-margin pass- throughs and wage inflation Immaterial contribution from workers’ compensation and SUI rates 6% Growth 7 to 8% Consolidated Revenue Growth PEO All figures organic constant currency 10 to 12% Growth

Copyright © 2021 ADP, Inc. 60 Margin considerations Medium-Term Margin Considerations Scale and Operating Leverage All ADP businesses benefit from scale (some more than others). Our shift to increased digital implementation and service delivery will further support operating leverage Discrete Expense Initiatives Continue to execute on a slate of identified expense initiatives Zero-Margin Pass-Throughs Healthcare inflation contributes to growth in zero-margin pass-throughs and creates margin pressure within the PEO segment. And mix shift from ES segment to PEO segment creates pressure on consolidated margins Longer-Term Margin Opportunities Client Funds Interest Improvement in new purchase rates will contribute to higher margins Platform Migrations Completion of migrations and sunset of platforms to yield further margin improvement from higher retention rates and discrete cost savings from spend related to retired platforms

Copyright © 2021 ADP, Inc. 61 Our medium term financial objectives These objectives assume no significant impact from change in corporate tax rates, change in yield curve, M&A, or change in ADP multiple 7 to 8% Revenue Growth 10 to 12% Adjusted EBIT Growth Organic Constant Currency; About 6% ES and 10 to 12% PEO Segment Growth Supported by approximately 75bps annual Adj. EBIT Margin expansion 11 to 13% Adjusted EPS Growth 13 to 15% Total Shareholder Return Assuming 1% annual net share count reduction Assuming 2% dividend yield

Copyright © 2021 ADP, Inc. 62 Final thoughts as we look ahead • Increasingly complex and dynamic world of work supports long-term structural tailwinds for HCM • Interest rate environment creates positively skewed risk reward outlook • More innovation concentrated on slimmer, scaled portfolio • Several levers to drive sustainable bookings growth • ADP businesses at various stages of simplifying, innovating, and driving growth • Targeting robust 7-8% organic growth over the medium term • Balanced approach to revenue growth and profitability driving double digit earnings growth • Targeting 13-15% medium term Total Shareholder Return Favorable industry tailwinds and macro backdrop Consistent strategy driving results with long runway Positioned well for compounding growth in the years ahead

Copyright © 2021 ADP, Inc. 63 Appendix

Copyright © 2021 ADP, Inc. 64 Additional detail on today’s revenue disaggregation $2.5B Small Business HCM solutions for U.S. businesses with typically 50 or fewer employees $2.4B Major Accounts HCM solutions for U.S. businesses with typically 50 to 1,000 employees $1.1B National Accounts HCM solutions for U.S. businesses with typically 1,000+ employees $2.2B International HCM and HRO solutions for clients based outside the U.S. Includes the U.S. portion of certain multinational businesses using ADP global platforms $1.0B ES HRO Outsourcing solutions for U.S. businesses of all sizes $1.1B Complementary Solutions A variety of differentiated offerings, including tax filing services for non- payroll clients, wage garnishment, background screening, employment and income verification, certain other data solutions revenues, Wisely revenues, and Tax Credit services $4.8B PEO Fully outsourced HR and benefits for U.S. businesses under a co- employment model

Copyright © 2021 ADP, Inc. 65 Non-GAAP Financial Metrics In addition to our GAAP results, we use the adjusted results and other non-GAAP metrics set forth in the table below to evaluate our operating performance in the absence of certain items and for planning and forecasting of future periods: We believe that the exclusion of the identified items below helps us reflect the fundamentals of our underlying business model and analyze results against our expectations and against prior period, and to plan for future periods by focusing on our underlying operations. We believe that the adjusted results provide relevant and useful information for investors because it allows investors to view performance in a manner similar to the method used by management and improves their ability to understand and assess our operating performance. The nature of these exclusions is for specific items that are not fundamental to our underlying business operations. Since these adjusted financial measures and other non-GAAP metrics are not measures of performance calculated in accordance with U.S. GAAP, they should not be considered in isolation from, as a substitute for, or superior to their corresponding U.S. GAAP measures, and they may not be comparable to similarly titled measures at other companies. Adjusted Financial Measure U.S. GAAP Measure Adjusted EBIT Net earnings Adjusted diluted earnings per share Diluted earnings per share Organic constant currency Revenues

Copyright © 2021 ADP, Inc. 66 Non-GAAP Financial Metrics Twelve Months Ended June 30, 2018 2019 2020 2021 Consolidated revenue growth as reported 8% 6% 3% 3 % Adjustments: Impact of acquisitions (1)% (1)% – % – % Impact of foreign currency (1)% 1% 1% (1)% Consolidated revenue growth, organic constant currency 6% 7% 4% 2%

Copyright © 2021 ADP, Inc. 67